UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

(Name of Registrant as Specified In Its Charter)

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Important Notice
to Fund Shareholders

                    , 2007

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on two or more important matters affecting your Fund:

(1)	Approval of a New Investment Management Agreement. Nuveen Asset Management (“NAM”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, recently announced its intention to be acquired by investors led by Madison Dearborn Partners, LLC, and to thereby become a privately-held company. In the event this takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between NAM and the Fund;

(2)	Approval of a New Investment Sub-Advisory Agreement. For certain Funds, NAM has retained one or more sub-advisers to manage all or a portion of funds assets. In the event the transaction described in (1) above takes place, securities laws require shareholders of those funds to approve a new sub-advisory agreement between NAM and each sub-adviser;

(3)	Approval of Additional Sub-Advisory Agreement for each Fund sub-advised by Gateway. For those Funds where Gateway Investment Advisers, L.P. (“Gateway”) serves as a sub-adviser, securities laws require shareholders of those funds to approve an additional new sub-advisory agreement between NAM and Gateway in the event Gateway’s anticipated acquisition by Natixis Global Asset Management, L.P. takes place as described in the enclosed proxy statement.

(4)	Approval of Fund Board Nominees. Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. Certain of the Funds described in this proxy statement are holding their annual shareholders meeting at which Board members will be elected. The list of specific nominees for those Funds is contained in the enclosed proxy statement; and

(5)	Ratification of Independent Registered Public Accounting Firm. This year, you and other Fund shareholders are being asked to ratify the selection of the independent registered public accounting firm. Ernst and Young LLP or PricewaterhouseCoopers LLP, as applicable, has been selected to serve as your Fund’s independent registered public accounting firm.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected if Nuveen becomes a privately-held company?

A.	Your Fund investment will not change as a result of NAM’s change of ownership. You will still own the same Fund shares and the value of those shares will not change as a result of the transaction. NAM will continue to manage your Fund according to the same objectives and policies as before, and does not anticipate any significant changes to its operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement, as applicable, and the current agreements?

A.	No. The terms of the new and current agreements are substantially the same. There will be no change in the fees you pay, who manages your Fund, your Fund’s objectives and policies, or your Fund’s day-to-day management.

Q.	What will happen if shareholders do not approve the new investment management agreement or sub-advisory agreement?

A.	NAM and your Fund’s sub-adviser(s), as applicable, will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. For the Nuveen Gateway Funds, if shareholders do not approve the new sub-advisory agreement with New Gateway, your Fund’s Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the proxy statement. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at 866-434-7510 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders

                    , 2007

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Senior Income Fund (NSL)

Notice of Special Meeting
of Shareholders

Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

To the Shareholders of the Above Funds:

Notice is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Floating Rate Income Fund (“Floating Rate”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”) and Nuveen Senior Income Fund (“Senior Income”) and notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting,” collectively with the Annual Meeting, the “Meeting”) of Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Total Return”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy Income”), Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy Income 2”), Nuveen Core Equity Alpha

Fund (“Core Equity Alpha”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency Short-Term”) and Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend Growth”), each a Massachusetts business trust (individually, a “Fund” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.

2.	To approve a new sub-advisory agreement between NAM and each sub-adviser as outlined below:

a.	(For shareholders of Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity only) to approve a new sub-advisory agreement between NAM and Gateway Investment Advisers, L.P.;

b.	(For shareholders of Core Equity Alpha only) to approve a new sub-advisory agreement between NAM and Enhanced Investment Technologies, LLC;

c.	(For shareholders of Diversified Dividend, Total Return and Tax-Advantaged Dividend Growth only) to approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC;

d.	(For shareholders of Tax-Advantaged Dividend Growth only) to approve a new sub-advisory agreement between NAM and Santa Barbara Asset Management, LLC;

e.	(For shareholders of Real Estate and Diversified Dividend only) to approve a new sub-advisory agreement between NAM and Security Capital Research & Management Incorporated;

f.	(For shareholders of Tax-Advantaged Floating Rate, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Multi-Strategy Income and Multi-Strategy Income 2 only) to approve a new sub-advisory agreement between NAM and Spectrum Asset Management, Inc.;

g.	(For shareholders of Floating Rate, Floating Rate Income Opportunity, Senior Income, Diversified Dividend, Total Return, Multi-Strategy Income and Multi-Strategy Income 2

only) to approve a new sub-advisory agreement between NAM and Symphony Asset Management LLC;

h.	(For shareholders of Global Value, Multi-Strategy Income and Multi-Strategy Income 2 only) to approve a new sub-advisory agreement between NAM and Tradewinds Global Investors, LLC; and

i.	(For shareholders of Diversified Dividend only) to approve a new sub-advisory agreement between NAM and Wellington Management Company, LLP.

3.	For shareholders of Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity only, to approve a new sub-advisory agreement between NAM and Gateway Investment Advisers, LLC.

4.	To elect four (4) members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income as outlined below:

a.	two (2) Board Members to be elected for a three-year term by the holders of Common Shares and Taxable Auctioned Preferred Shares for Senior Income and FundPreferred Shares for Floating Rate, Floating Rate Income Opportunity and Tax-Advantaged Floating Rate (collectively, “Preferred Shares”), voting together as a single class; and

b.	two (2) Board Members to be elected for a one-year term by the holders of Preferred Shares only, voting separately as a single class.

5.	To ratify the selection of independent registered public accounting firm for the current fiscal year as outlined below:

a.	For all Funds, except Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Core Equity Alpha, Global Government, Global Value, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth, to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the current fiscal year; and

b.	For Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Core Equity Alpha, Global Government, Global Value, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth, to ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the current fiscal year.

6.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on August 1, 2007 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

                    , 2007

This Joint Proxy Statement is first being mailed to shareholders on or about August   , 2007.

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Senior Income Fund (NSL)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee a “Board Member” and collectively, the “Board Members”) of Nuveen Floating Rate Income Fund (“Floating Rate”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Total Return”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy Income”), Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy Income 2”), Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency Short-Term”) and Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend

Growth”), each a Massachusetts business trust (each a “Fund” and collectively, the “Funds”), of proxies to be voted at an Annual Meeting of Shareholders for Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income or a Special Meeting of Shareholders for all other Funds to be held (along with meetings of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement, FOR approval of the new sub-advisory agreement, FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the ratification of the selection of the independent registered public accounting firm. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1.	To approve a new investment management agreement between Nuveen Asset Management (“NAM” or the “Adviser”) and the Fund	X	X

2.	To approve a new sub-advisory agreement between NAM and each sub-adviser below:

2a.	For shareholders of Equity Premium(2), Equity Premium Advantage(2), Equity Premium Income(2) and Equity Premium Opportunity(2) only to approve a new sub-advisory agreement between NAM and Gateway Investment Advisers, L.P. (“Gateway”);	X

2b.	For shareholders of Core Equity Alpha(2) only to approve a new sub-advisory agreement between NAM and Enhanced Investment Technologies, LLC (“INTECH”);	X

2c.	For shareholders of Diversified Dividend, Total Return and Tax-Advantaged Dividend Growth(2) only to approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC (“NWQ”);	X	X

2d.	For shareholders of Tax-Advantaged Dividend Growth(2) only to approve a new sub-advisory agreement between NAM and Santa Barbara Asset Management, LLC (“SBAM”);	X

2e.	For shareholders of Real Estate and Diversified Dividend only to approve a new sub-advisory agreement between NAM and Security Capital Research & Management Incorporated (“Security Capital”);	X	X

2f.	For shareholders of Tax-Advantaged Floating Rate, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Multi-Strategy Income and Multi-Strategy Income 2 only to approve a new sub-advisory agreement between NAM and Spectrum Asset Management, Inc. (“Spectrum”);	X	X

2g.	For shareholders of Floating Rate, Floating Rate Income Opportunity, Senior Income, Diversified Dividend, Total Return, Multi-Strategy Income and Multi-Strategy Income 2 only to approve a new sub-advisory agreement between NAM and Symphony Asset Management LLC (“Symphony”);	X	X

2h.	For shareholders of Global Value(2), Multi-Strategy Income and Multi-Strategy Income 2 only to approve a new sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds”); and	X	X

Matter		Common Shares	Preferred Shares(1)

2i.	For shareholders of Diversified Dividend only to approve a new sub-advisory agreement between NAM and Wellington Management Company, LLP (“Wellington”)	X	X

3.	For shareholders of Equity Premium(2), Equity Premium Advantage(2), Equity Premium Income(2) and Equity Premium Opportunity(2) only, to approve a new sub-advisory agreement between NAM and Gateway Investment Advisers, LLC (“New Gateway”)	X

4a.	For Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income, election of two (2) Board Members for a three-year term by all shareholders	X	X

4b.	For Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income, election of two (2) Board Members for a one-year term by Preferred Shares only		X

5.	To ratify the selection of independent registered public accounting firm	X	X

(1)	Taxable Auctioned Preferred Shares for Senior Income and FundPreferred shares for Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate, Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Total Return, Multi-Strategy Income and Multi-Strategy Income 2 are referred to as “Preferred Shares.”

(2)	Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Core Equity Alpha, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth have not issued Preferred Shares.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement, sub-advisory agreement and ratification of the selection of the independent registered public accounting firm, abstentions and broker non-votes will be treated as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on August 1, 2007 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the Record Date, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Floating Rate	JFR	47,395,206	Series M	4,000
			Series T	4,000
			Series W	4,000
			Series F	4,000

Floating Rate Income	JRO	28,419,321	Series M	3,200
Opportunity			Series TH	3,200
			Series F	3,200

Tax-Advantaged Floating Rate	JFP	13,857,647	Series TH	3,120

Senior Income	NSL	29,834,352	Series TH	3,120

Real Estate	JRS	28,259,132	Series M	1,720
			Series T	1,720
			Series W	1,720
			Series F	1,720

Diversified Dividend	JDD	16,536,342	Series T	2,400
			Series W	2,400

Equity Premium	JPG	20,202,819	N/A

Equity Premium Advantage	JLA	26,114,540	N/A

Equity Premium Income	JPZ	38,682,086	N/A

Equity Premium Opportunity	JSN	66,537,837	N/A

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Quality Preferred	JTP	64,557,648	Series M	3,520
			Series T	3,520
			Series W	3,520
			Series TH	3,520
			Series F	3,520

Quality Preferred 2	JPS	119,845,698	Series M	4,800
			Series T	4,800
			Series T2	4,000
			Series W	4,800
			Series TH	4,800
			Series TH2	4,000
			Series F	4,800

Quality Preferred 3	JHP	23,686,571	Series M	3,320
			Series TH	3,320

Total Return	JTA	13,958,267	Series W	1,800

Global Government	JGG	9,330,610	N/A

Global Value	JGV	19,355,240	N/A

Multi-Strategy Income	JPC	99,714,627	Series M	4,720
			Series T	4,720
			Series W	4,720
			Series TH	4,720
			Series F	4,720
			Series F2	4,720

Multi-Strategy Income 2	JQC	140,495,800	Series M	3,860
			Series M2	3,860
			Series T	3,860
			Series T2	3,860
			Series W	3,860
			Series W2	3,860
			Series TH	3,860
			Series TH2	3,860
			Series F	3,860
			Series F2	3,860

Core Equity Alpha	JCE	16,471,485	N/A

Multi-Currency Short-Term	JGT	44,467,792	N/A

Tax-Advantaged Dividend Growth	JTD	14,225,240	N/A

*	The common shares of all of the Funds are listed on the New York Stock Exchange, except the common shares of JRS, which are listed on the American Stock Exchange.

1.  Approval of the New Investment Management Agreements

Background

Under an investment management agreement between the Adviser and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment

Management Agreements”), NAM has served as each Fund’s investment adviser and has been responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is currently a publicly traded company.

On June 19, 2007, Nuveen entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of Nuveen by Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois (the “Transaction”). Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of Windy City and Nuveen will become a privately-held company. Completion of the Transaction is subject to a number of conditions, including obtaining approval of Nuveen’s stockholders and obtaining consent to the Transaction by a certain percentage of NAM’s clients representing at least 80% of annualized revenue (which includes fund shareholder approval of new investment management agreements with NAM). Nuveen and Windy City currently expect to complete the Transaction in the fourth quarter of 2007.

Upon completion of the Transaction, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund. As a result, each Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on any Fund’s ability to pursue its investment objective and policies.

Nuveen is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”)) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, Windy City acknowledges Nuveen’s reliance on Section 15(f) of the 1940 Act and has agreed that it and its affiliates (as defined in the Transaction Agreement) shall conduct its business and use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

In addition, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with NAM shall not cause the Funds (or sleeves thereof) or other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, each Fund’s Board met in person at a joint meeting on July 31, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix C.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Investment Management Agreements in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Investment Management Agreement prior to the Transaction, an Interim Investment Management Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components—a fund-level fee, calculated by applying a Fund-specific breakpoint fee schedule that pays progressively reduced fee rates at increased Fund-specific asset levels to the average daily managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of that individual Fund, and a complex-level fee, calculated by applying a fee rate determined based on the aggregate managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States, applied to a complex-wide fee schedule that would pay ever-reducing effective fee rates at increasing complex-wide assets, multiplied by that Fund’s average daily managed assets. The investment management fee paid by each Fund equals the sum of the fund-level fee and complex-level fee calculated for that Fund.

The fee schedules for the fund-level fee and complex-level fee breakpoint schedules under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex- level fee breakpoint schedules under the Original Investment Management Agreements. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of June 30, 2007 are set forth in Appendix D to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix D. That complex-wide fee schedule was recently reduced with an effective date of August 20, 2007, as reflected in Appendix D.

Payment of Expenses. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2008, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen is currently a publicly traded company. Nuveen is currently listed on the New York Stock Exchange and trades under the symbol “JNC.”

The principal occupation of the officers and directors of NAM is shown in Appendix E. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Tim Schwertfeger, Chairman of the Board, sold           shares of Class           stock of Nuveen and purchased           shares of Class           stock of Nuveen on the           since January 1, 2006. Mr.           received $      in exchange for his shares of Nuveen sold.

Mr. Schwertfeger is currently a Director and Non-Executive Chairman of Nuveen. Prior to July 1, 2007, he was Chairman and CEO of Nuveen. In addition to his interests as a stockholder of Nuveen, Mr. Schwertfeger has interests in the Transaction. As a result of the Transaction, Mr. Schwertfeger’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans will be cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans will become fully vested and will be converted into the right to receive a cash payment. Based on the number of options and shares of restricted stock held by Mr. Schwertfeger as of July 19, 2007, without regard to any deductions for withholding taxes, his options and restricted stock are valued at $118,621,561.61 and $29,405,661.18, respectively.

Mr. Schwertfeger has an employment agreement with Nuveen which provides for certain payments to Mr. Schwertfeger if his employment is terminated under the circumstances described in such agreement. The appointment of another individual to serve as Chief Executive Officer of Nuveen effective July 1, 2007 gives Mr. Schwertfeger a basis to terminate his employment agreement and the right to receive the payments described therein. Windy City and Mr. Schwertfeger have informed Nuveen that they have reached an agreement in principle under which Mr. Schwertfeger would waive his rights to terminate his employment agreement and Windy City would permit Mr. Schwertfeger to purchase equity of Windy City after the Transaction.

If Mr. Schwertfeger’s employment were to be terminated immediately following the completion of the Transaction and assuming that the Transaction were to be completed on October 1, 2007, he would be entitled to severance payments totaling $54,908,238.

If Mr. Schwertfeger were to retire on October 1, 2007, under Nuveen’s Retirement Plan and Excess Benefit Retirement Plan, the present value of his early retirement benefits would be $4,691,653.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class for those Funds that have issued Preferred Shares. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

2.  Approval of New Sub-Advisory Agreements

Background

NAM entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with various sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) for each of the Funds, other than Global Government and Mulit-Currency Short-Term which are not sub-advised, as set forth below (the “Sub-Advised Funds”).

Fund	Sub-Adviser

Floating Rate	Symphony
Floating Rate Income Opportunity	Symphony
Tax-Advantaged Floating Rate	Spectrum
Senior Income	Symphony
Real Estate	Security Capital
Diversified Dividend	NWQ(1), Security Capital(2), Symphony(3) and Wellington(4)
Equity Premium	Gateway
Equity Premium Advantage	Gateway
Equity Premium Income	Gateway
Equity Premium Opportunity	Gateway
Quality Preferred	Spectrum
Quality Preferred 2	Spectrum
Quality Preferred 3	Spectrum
Total Return	NWQ(1) and Symphony(3)
Global Value	Tradewinds
Multi-Strategy Income	Spectrum(5), Symphony(6) and Tradewinds(7)

Multi-Strategy Income 2	Spectrum(5), Symphony(6) and Tradewinds(7)

Core Equity Alpha	INTECH(8)
Tax-Advantaged Dividend Growth	NWQ(1) and SBAM(9)

(1) NWQ is the sub-adviser only with respect to the Fund’s dividend paying securities.

(2)	Security Capital is the sub-adviser only with respect to the Fund’s REIT preferred and common stock and convertible securities investments.

(3) Symphony is the sub-adviser only with respect to the Fund’s senior loans and other debt instruments.

(4) Wellington is the sub-adviser only with respect to the Fund’s emerging markets and sovereign debt.

(5) Spectrum is the sub-adviser only with respect to the Fund’s preferred securities.

(6)	Symphony is the sub-adviser only with respect to the Fund’s senior loans, other debt instruments and equity securities.

(7) Tradewinds is the sub-adviser only with respect to the Fund’s equity securities.

(8)	INTECH is the sub-adviser only with respect to the Fund’s equity securities.

(9) SBAM is the sub-adviser only with respect to the Fund’s dividend growth equity securities.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix F.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. A change in control of the investment adviser or sub-adviser is deemed to be an assignment. The completion of the Transaction will result in a change in control of NAM and therefore will be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act. In addition, for NWQ, SBAM, Symphony and Tradewinds, which are wholly-owned by Nuveen, the completion of the Transaction will result in a change in control of NWQ, SBAM, Symphony and Tradewinds and therefore will be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act.

In anticipation of the Transaction, the Board of each Fund met in person on July 31, 2007 for purposes of considering whether it would be in the best interests of each Fund and its shareholders to approve a new sub-advisory agreement between NAM and the respective Sub-Adviser (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). At the Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board of each Fund, including the Independent Board Members, unanimously determined that the Fund’s New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and approved the New Sub-Advisory Agreement, subject to the consummation of the Transaction and approval by shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix G.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. The Board of each Fund unanimously recommends that shareholders approve the New Sub-Advisory Agreement. In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement, at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Sub-Advisory Agreement prior to the Transaction, an Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the

Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Tax-Advantaged Floating Rate, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Multi-Strategy Income and Multi-Strategy Income 2 paid affiliated brokerage commissions within the last fiscal year to Spectrum, which is also the Sub-Adviser to each such Fund. The affiliated brokerage commission paid by each of these Funds is shown in Appendix H.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year is set forth in Appendix I to this Proxy

Statement. Appendix I also includes the advisory fee rates and net assets of Funds not included in this Proxy Statement advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2008, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by NAM on sixty (60) days’ written notice to the Sub-Adviser. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

Information About Sub-Advisers

Gateway. Gateway manages the investment portfolios of Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity. Gateway is a registered investment adviser that specializes in the management of index-option-based strategies for managing risk in equity portfolios. Gateway is a Delaware limited partnership and its majority-owner and general partner is Gateway Investment Advisers, Inc. Although Gateway commenced operations in 1995, its predecessor firm was founded in 1977. As of June 30, 2007, Gateway managed over $7.6 billion in assets. The principal occupation of the officers and directors of Gateway is shown in Appendix J. The business address of Gateway and each officer and director of Gateway is Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.

INTECH. INTECH manages the equity portion of Core Equity Alpha. Founded in 1987, INTECH specializes exclusively in providing highly-disciplined, mathematical investment strategies designed to seek long term returns in excess of target benchmarks. Their proprietary approach to managing large cap stock portfolios reflects their belief that mathematical, risk controlled stock selection and ongoing portfolio management (focused on the analysis of stock price volatility) can systematically generate “alpha” for investors—risk-adjusted excess return relative to specified benchmarks over time with lower levels of risk. INTECH, a registered investment adviser, is an independently managed subsidiary of Janus Capital Group Inc. Most of the firm’s clients are institutional investors, primarily pension funds and endowments. INTECH serves as subadviser for three mutual funds that employ the same large cap core strategy used by Core Equity Alpha. As of June 30, 2007, INTECH managed over $70 billion in assets. The principal occupation of the officers and directors of INTECH is shown in Appendix J. The business address of INTECH and each officer and director of INTECH is Harbour Financial Center, 2401 PGA Blvd., Suite 100, Palm Beach Gardens, Florida 33410.

NWQ. NWQ, an affiliate of NAM, manages the investment portfolios of Diversified Dividend, Total Return and Tax-Advantaged Dividend Growth and certain other Nuveen funds. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen. NWQ has provided investment management services to institutions and high net worth individuals since 1982. As of June 30, 2007, NWQ managed $38.6 billion in assets (with $18.2 billion in the Institutional Division and $20.4 billion in the Managed Accounts Division). The principal occupation of the officers and directors of NWQ is shown in Appendix J. The business address of NWQ and each officer and director of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

SBAM. SBAM, an affiliate of NAM, manages the dividend growth equity strategy of Tax-Advantaged Dividend Growth and certain other Nuveen funds. SBAM is organized as a member-managed limited liability company, and its sole managing member is Nuveen. SBAM specializes in fundamental, bottom-up research to select growth companies. Santa Barbara also serves as subadviser to four open-end mutual funds. As of June 30, 2007, SBAM managed over $5 billion in assets. The principal occupation of the officers and directors of SBAM is shown in Appendix J. The business address of SBAM and each officer and director of SBAM is 200 E. Carrillo Street, Santa Barbara, California 93101.

Security Capital. Security Capital manages the investment portfolios of Real Estate and Diversified Dividend. Security Capital is an indirect wholly-owned subsidiary of JPMorgan Chase. As of June 30, 2007, Security Capital managed over $5.5 billion in assets. The principal occupation of the officers and directors of Security Capital is shown in Appendix J. The business address of Security Capital and each officer and director of Security Capital is 10 South Dearborn, Suite 1400, Chicago, Illinois 60603.

Spectrum. Spectrum manages the investment portfolios of Tax-Advantaged Floating Rate, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Multi-Strategy Income and Multi-Strategy Income 2. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987. Spectrum is an independently managed wholly-owned subsidiary of Principal Global

Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. As of June 30, 2007, Spectrum managed over $      billion in assets. The principal occupation of the officers and directors of Spectrum is shown in Appendix J. The business address of Spectrum and each officer and director of Spectrum is 2 High Ridge Park, Stamford, Connecticut 06905.

Symphony. Symphony manages the investment portfolios of Floating Rate, Floating Rate Income Opportunity, Senior Income, Diversified Dividend, Total Return, Multi-Strategy Income and Multi-Strategy Income 2 and certain other Nuveen funds. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994. Symphony is an indirect wholly-owned subsidiary of Nuveen. As of June 30, 2007, Symphony managed over $     .      billion in assets. The principal occupation of the officers and directors of Symphony is shown in Appendix J. The business address of Symphony and each officer and director of Symphony is 555 California Street, San Francisco, California 94104.

Tradewinds. Tradewinds, an affiliate of NAM, manages Global Value, Multi-Strategy Income and Multi-Strategy Income 2 and certain other Nuveen funds. Tradewinds specializes in global and international equity investing. Most of Tradewinds’ personnel were affiliated with NWQ until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. Tradewinds is organized as a member-managed limited liability company, with Nuveen as its sole managing member. As of June 30, 2007, Tradewinds managed over $      billion in assets. The principal occupation of the officers and directors of Tradewinds is shown in Appendix J. The business address of Tradewinds and each officer and director of Tradewinds is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

Wellington. Wellington manages the investment portfolio of Diversified Dividend. Wellington provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington manages assets for clients using a broad range of equity and fixed-income approaches. Wellington, a registered investment adviser, and its processor organizations commenced operations in 1928. Wellington is a Massachusetts limited liability partnership owned by its [87] partners, all of whom are active in the business. As of June 30, 2007, Wellington managed over $      billion in assets. A listing of the partners of Wellington is shown in Appendix J. The business address of Wellington and each partner of Wellington is 75 State Street, Boston, Massachusetts 02109.

Shareholder Approval

To become effective, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

Board Considerations

I.	Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. During the year, the Board of each Fund had performed a full annual review of or initially approved the Original Investment Management Agreements and, with respect to Funds with Sub-Advisers, the Original Sub-Advisory Agreements. The annual review of advisory and sub-advisory contracts was held at a Board Meeting on May 21, 2007 (the “May Meeting”). The Funds with Original Investment Management Agreements and/or Original Sub-Advisory Agreements subject to the annual review at the May Meeting (the “Existing Funds”) and the Funds with Original Investment Management Agreements and/or Original Sub-Advisory Agreements that were initially approved (the “New Funds”) at other dates during the year (each an “Initial Approval Meeting”) are set forth in Appendix B (for Original Investment Management Agreements) and Appendix F (for Original Sub-Advisory Agreements). NAM and each Sub-Adviser are referred to herein as a “Fund Adviser”. Because the information provided and considerations made at the annual and initial reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of their deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual or initial review and the analysis undertaken and the conclusions reached by Board Members when determining to approve or continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, because the Advisers and Sub-Advisers to the New Funds (other than INTECH) already served in such respective capacities for other Nuveen Funds, the information provided regarding the Fund Advisers at the annual review at the May Meeting supplemented the information received at the initial approvals. INTECH, however, is a new Sub-Adviser to a New Fund in the complex (i.e., Core Equity Alpha). Accordingly, the discussion below for Fund Advisers at the annual review does not include INTECH.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•	the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meetings, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of any Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Funds did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting or applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A.	Nature, Extent and Quality of Services

In considering the approval or renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds. At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process. With respect to the taxable fixed income funds advised by NAM (e.g., Global Government), the Board Members also considered the depth of experience of NAM personnel managing this asset class and their respective investment strategies.

With respect to Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser (other than INTECH) from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. During the last year, the Board Members noted that they visited several Sub-Advisers meeting their key investment and business personnel. In this regard, the Board Members visited Gateway in October, 2006 and SBAM, NWQ and Tradewinds in February, 2007. The Board Members noted such Sub-Advisers’ experienced investment teams. With respect to the Funds sub-advised by NWQ, SBAM, and Security Capital, the Board Members also noted the depth of experience of their respective personnel and disciplined investment process at the annual review.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including,

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. With respect to Funds with Sub-Advisers, the Board Members also considered NAM’s ability and procedures to monitor the respective Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to closed-end Funds, in addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to closed-end Funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

•	maintaining shareholder communications;

•	providing advertising for the closed-end Funds;

•	maintaining its closed-end fund website;

•	maintaining continual contact with financial advisers;

•	providing educational symposia;

•	conducting research with investors and financial analysis regarding closed-end funds; and

•	evaluating secondary market performance.

With respect to closed-end Funds that utilize leverage through the issuance of Preferred Shares, the Board Members noted Nuveen’s continued support for the holders of Preferred Shares by, among other things:

•	maintaining an in-house trading desk;

•	maintaining a product manager for the Preferred Shares;

•	developing distribution for Preferred Shares with new market participants;

•	maintaining an orderly auction process;

•	managing leverage and risk management of leverage; and

•	maintaining systems necessary to test compliance with rating agency criteria.

With respect to Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Existing Fund, including the Existing Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Existing Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review, in certain instances, the Board Members noted that the closest Performance Peer Group for an Existing Fund may not adequately reflect such Existing Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: Diversified Dividend, Multi-Strategy Income, Multi-Strategy Income 2, Tax-Advantaged Floating Rate, Real Estate, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity and Equity Premium.

The Board Members reviewed performance information including, among other things, total return information compared with the Existing Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Existing Fund’s investment performance over time had been satisfactory.

With respect to New Funds, the Funds did not have their own performance history at their Initial Approval Meetings. However, in certain cases, the Board Members received simulated performance information regarding the proposed investment strategies for the applicable New Fund (if available). In addition, the Board Members were also familiar with the Fund Adviser’s performance record on other Funds (as applicable).

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Existing Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for an Existing Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the Existing Fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups available for the Nuveen Funds with multi-sleeves of investments (e.g., Diversified Dividend, Multi-Strategy Income, Multi-Strategy Income 2 and Total Return). Based on their review of the fee and expense information provided, the Board Members determined that each Existing Fund’s net total expense ratio was within an acceptable range compared to peers.

With respect to New Funds at the Initial Approval Meetings, the Board similarly considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the Fund, the Board Members determined that the advisory fees and expected expenses of the applicable New Fund were reasonable.

2.	Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

With respect to Sub-Advisers, in considering the fees of a Sub-Adviser at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to Symphony, the Board Members also reviewed the generally higher fees for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. The Board Members noted that, with respect to Sub-Advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to Funds with unaffiliated Sub-Advisers, the Board Members also considered the Sub-Adviser’s revenues from serving as sub-adviser to the applicable Existing Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Existing Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement was acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D — “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements — Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E.	Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members recognized the revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to NWQ, SBAM, Security Capital, and Tradewinds, the Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to Wellington, the Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by Diversified Dividend are done on a principal basis. For these Sub-Advisers, the Board Members noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars.

With respect to Gateway, Spectrum and Symphony, the following soft dollar arrangements were noted. The Board noted that, Spectrum does not pay excess brokerage commissions in order to receive research services but may from time to time receive research generally provided to a broker’s clients. With respect to Gateway, the Board considered that while

Gateway may select brokers that provide it with research services, it is Gateway’s current practice not to receive soft dollar credits in connection with trades executed for the Funds it advises but it may seek to do so in the future. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

With respect to INTECH, the Board noted at its Initial Approval Meeting that INTECH currently does not use soft dollar arrangements.

Based on their review, the Board members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve or continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements should be approved or renewed (as applicable).

II.	Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at a meeting held on July 31, 2007 (the “July Meeting”), the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee met with representatives of NAM to discuss modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth (as set forth in Appendix D). On June 15, 2007, the ad hoc committee also discussed the Transaction with representatives of Nuveen at a telephonic meeting. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs,

Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic board meeting. The Board Members were further updated at a special in-person board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen Funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of, or initially approved, the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

A.	Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and each Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. For Funds with Sub-Advisers, the Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The respective Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in any area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated Sub-Adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such Funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B.	Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Existing Fund performance at the May Meeting, as described above, and determined such Funds’ performance was satisfactory or better. With respect to New Funds, the Funds did not have their own performance history at their respective Initial Approval Meetings. However, in certain cases, the Board Members received simulated performance information regarding the proposed investment strategies for the applicable New Fund (if available). The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C.	Fees, Expenses and Profitability

As described in more detail above, during the annual or initial reviews, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual or initial review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components—a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Appendix D for both the prior and the new complex-wide fee schedule. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Fund and will not reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal or initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated Sub-Advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. With respect to Funds with unaffiliated Sub-Advisers, the Board Members considered the Sub-Adviser’s revenues from serving as Sub-Adviser to the applicable Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of such Sub-Advisers. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.	Indirect Benefits

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Funds and likely would experience a noticeable reduction in the volume of agency transactions with the Funds).

F.	Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act (as described above). In this regard, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what the Fund Adviser has historically done without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of these Funds.

•	The benefits to the Funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

•	The historic premium and discount levels at which the shares of the Funds have traded at specified dates with particular focus on the premium and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III.	Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for the term and escrow provisions described above. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

3.	Approval of New Sub-Advisory Agreements for Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity only

Background

NAM previously entered into investment sub-advisory agreements with Gateway for each of Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity (each a “Nuveen Gateway Fund” and collectively, the “Nuveen Gateway Funds”). In addition, shareholders of each of the Nuveen Gateway Funds are being asked in Proposal 2 of this proxy statement to approve a new sub-advisory agreement to take effect following the Nuveen Transaction was MDP. Each sub-advisory agreement between NAM and Gateway in effect immediately prior to the date of the Gateway Transaction (as defined below) is referred to as an “Original Sub-Advisory Agreement” and collectively as the “Original Sub-Advisory Agreements.”

It is currently expected that on or about February 12, 2008, Natixis Global Asset Management, L.P. will acquire, through its wholly owned subsidiary, IXIS Anchor Acquisition, LLC (which will simultaneously change its name to Gateway Investment Advisers, LLC) (“New Gateway”)), substantially all of the assets and liabilities of Gateway (the “Gateway Transaction”). Consummation of the Gateway Transaction is subject to a number of conditions, including Gateway’s receipt, from clients representing a large portion of assets managed by Gateway, of the requisite consents or approvals necessary for New Gateway to replace Gateway, as the client’s adviser or sub-adviser.

Gateway is a Delaware limited partnership, 74.66% of which is owned by its general partner, Gateway Investment Advisers, Inc. (the “General Partner”), an Ohio corporation. The management, policies, and control of Gateway are vested exclusively in the General Partner. The General Partner is owned by J. Patrick Rogers and Walter G. Sall. Mr. Rogers has been President of Gateway since 1995 and has served as its Chief Executive Officer since 2006. Mr. Sall founded Gateway in 1977 and serves as its Chairman. Gateway also has three limited partners (the “Limited Partners”), each of which is a corporation owned by a senior executive officer of Gateway other than Mr. Sall and Mr. Rogers. The Limited Partners collectively own a 25.34% interest in Gateway.

New Gateway, a Delaware limited liability company, is a wholly owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis GAM”), a Delaware limited partnership which is a subsidiary of Natixis Global Asset Management, a French corporation that serves as the holding company for the asset management businesses of Natixis. Natixis GAM is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natixis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by French regional cooperative banks known as the Banques Populaires. Natixis GAM has 14 principal subsidiary or affiliated asset management firms that collectively had over $247 billion in assets under management at December 31, 2006. Assuming the Gateway Transaction occurs, New Gateway will be the successor in interest to Gateway, which is in turn the successor in interest to an investment adviser organized in 1977. Gateway had over $7.6 billion in assets under management as of June 30, 2007.

Each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination upon its “assignment,” as that term is defined in the 1940 Act. Under the 1940 Act, a change in control of an investment company’s sub-adviser is deemed to be an assignment. The Gateway Transaction will cause a change in control of Gateway and, accordingly, will be deemed to cause an assignment of each Original Sub-Advisory Agreement. As a result, each Original Sub-Advisory Agreement will be automatically terminated as of the date of the Gateway Transaction.

In anticipation of the Gateway Transaction, the Board of each Nuveen Gateway Fund met in person on July 31, 2007 for purposes of considering whether it would be in the best interests of each Nuveen Gateway Fund and its shareholders to approve a new sub-advisory agreement between NAM and New Gateway (each a “New Gateway Sub-Advisory Agreement” and collectively, the “New Gateway Sub-Advisory Agreements”).

At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Additional Board Considerations for the Nuveen Gateway Funds”), the Board of each Nuveen Gateway Fund, including the Independent Board Members, unanimously determined that the New Gateway Sub-Advisory Agreements were in the best interests of each Fund and its shareholders and approved the New Gateway Sub-Advisory Agreements, subject to the consummation of the Gateway Transaction and approval by shareholders. The 1940 Act requires that each New Gateway Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. In the event shareholders of a Fund do not approve that Fund’s New Gateway Sub-Advisory Agreement, the Board of such Fund will take such action as it deems to be in the best interests of the Fund and its shareholders. In the event that the Gateway Transaction is not consummated, Gateway will continue to serve as sub-adviser to the Nuveen Gateway Funds under the Original Sub-Advisory Agreements, because the Original Sub-Advisory Agreement for each Fund would not terminate (except as described in proposal 2 above). The form of the New Gateway Sub-Advisory Agreement is attached hereto as Appendix G.

Comparison of Original Sub-Advisory Agreement and New Gateway Sub-Advisory Agreement

Gateway and New Gateway are referred to collectively as the “Sub-Adviser.” The terms of each New Gateway Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to the Sub-Adviser. If approved by shareholders of a Nuveen Gateway Fund, the New Gateway Sub-Advisory Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Gateway Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Gateway Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Nuveen Gateway Fund under the New Gateway Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Gateway Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Gateway Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Gateway Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Gateway Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreements and New Gateway Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Gateway Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Gateway Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year is set forth in Appendix I to this Proxy Statement. Appendix I also includes the advisory fee rates and net assets of Funds not included in this Proxy Statement advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Gateway Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Gateway Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Gateway Sub-Advisory Agreement for that Fund, the New Gateway Sub-Advisory Agreement will expire on August 1, 2008, unless continued. Thereafter, the New Gateway Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Gateway Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by NAM on sixty (60) days’ written notice to the Sub-Adviser. The Original Sub-Advisory Agreement and New Gateway Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Gateway Sub-Advisory Agreement for each Fund is also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

Information about New Gateway

For general information about Gateway and its officers and directors, see proposal 2. New Gateway will acquire substantially all of the assets and liabilities of Gateway and will become the successor in interest to Gateway’s entire business. It is anticipated that New Gateway will operate as a stand-alone registered investment adviser. The management, policies and control of New Gateway are vested exclusively in its board of managers, which will include representatives from Natixis GAM and Gateway senior management chosen by Natixis GAM. After the Gateway Transaction, it is anticipated that each officer of Gateway will serve New Gateway in the same capacity. In connection with the Gateway Transaction, J. Patrick Rogers, Gateway’s Chief Executive Officer and co-portfolio manager of the Gateway Funds, Kenneth H. Toft, Gateway Vice President and co-portfolio manager of Equity Premium Opportunity and Equity Premium, Michael T. Buckius, Gateway Vice President and co-portfolio manager of Equity Premium Income and Equity Premium Advantage, and Paul R. Stewart, Gateway’s Chief Investment Officer, have each extended the terms of their employment agreements with New Gateway. The Gateway Transaction is not expected to have any effect on the portfolio management of the Funds.

Shareholder Approval

To become effective, each Fund’s New Gateway Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Gateway Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Gateway Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Gateway Sub-Advisory Agreement.

Additional Board Considerations for the Nuveen Gateway Funds

Approval of the New Gateway Sub-Advisory Agreements on behalf of the Nuveen Gateway Funds

Following the May Meeting, the Board Members were advised of the potential Gateway Transaction. As noted above, the completion of the Gateway Transaction would terminate the Original Sub-Advisory Agreement with Gateway and NAM on behalf of each Nuveen Gateway Fund. Accordingly, at the July Meeting, the Board of each Nuveen Gateway Fund, including the Independent Board Members, unanimously approved the New Gateway Sub-Advisory Agreement on behalf of each Nuveen Gateway Fund.

In connection with their review of the New Gateway Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, requested in writing and received information regarding the proposed Gateway Transaction and its impact on the provision of services by Gateway to the Nuveen Gateway Funds.

The Independent Board Members received, well in advance of the July Meeting, materials provided by Gateway and Nuveen which outlined, among other things:

•	the structure and terms of the Gateway Transaction, including the ownership structure of Natixis GAM following the closing of the Gateway Transaction and the financing arrangements that will exist for New Gateway following the Gateway Transaction;

•	the strategic plan for New Gateway following the Gateway Transaction;

•	background information regarding Natixis GAM, including its or its affiliates experience providing advisory and/or sub-advisory services to registered investment companies, financial condition, and regulatory or litigation history;

•	any anticipated changes in the operations of Gateway following the Gateway Transaction, including changes to Gateway’s day-to-day management and infrastructure that are relevant to the services provided to the Nuveen Gateway Funds, the ability to provide sub-advisory services to the Nuveen Gateway Funds and to interact with NAM, as Adviser to the Nuveen Gateway Funds;

•	any changes or additions to senior management or the key personnel of Gateway who work on Nuveen Gateway Fund-related matters (including anticipated changes to portfolio management and compliance personnel); any retention or incentive arrangements for such persons; and, if new personnel are assigned to the Nuveen Gateway Funds, their experience and background;

•	any anticipated effect on each Nuveen Gateway Fund’s expense ratio (including changes to sub-advisory fees) following the Gateway Transaction;

•	any benefits or undue burdens imposed on the Nuveen Gateway Funds as a result of the Gateway Transaction;

•	the nature, quality and extent of the sub-advisory services expected to be provided to the Nuveen Gateway Funds following the Gateway Transaction, changes to any existing sub-advisory services and policies affecting the Nuveen Gateway Funds, and any cost-cutting efforts, if any, that may impact such services or policies;

•	whether the Gateway Transaction will result in an increase in assets to be managed by the Nuveen Gateway Funds’ portfolio managers;

•	any conflicts of interest that may arise for Gateway or that Natixis GAM or its affiliates may have with respect to the Nuveen Gateway Funds;

•	the costs associated with obtaining necessary shareholder approvals, and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

At the July Meeting, representatives of Nuveen made a presentation and responded to questions. Following the presentations and discussing the materials presented to the Board, the Independent Board Members met in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Nuveen Gateway Fund, including the impact that the Gateway Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Nuveen Gateway Funds; (c) the costs of the services and profits to be realized by Gateway; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had recently completed their annual review of the Original Gateway Sub-Advisory Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Gateway Sub-Advisory Agreements. Accordingly, in evaluating the New Gateway Sub-Advisory Agreements, the Board Members relied upon their knowledge and experience with Gateway and considered the information received and their evaluations and conclusions drawn at the annual review. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Nuveen Gateway Fund.

A.	Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by New Gateway under the New Gateway Sub-Advisory Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Gateway Transaction on the operations, facilities, organization and personnel of Gateway; the potential implications of regulatory restrictions on the Funds following the Gateway Transaction; the ability of New Gateway to perform its duties after the Gateway Transaction; and any anticipated changes to the current investment and other practices of the Nuveen Gateway Funds.

The Board noted that the terms of each New Gateway Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Gateway Sub-Advisory Agreement relating to the same Fund, except for the date of effectiveness. The Board considered that the advisory services to be provided by New Gateway to each Nuveen Gateway Fund under the New Gateway Sub-Advisory Agreements are the same as the Original Gateway Sub-Advisory Agreements. The fees under the New Gateway Sub-Advisory Agreements are the same as the Original Gateway Sub-Advisory Agreements. (However, it was noted that because the sub-advisory fees for the Nuveen Equity Premium Income Fund and Nuveen Equity Premium Opportunity Fund are based on a percentage of the advisory fee to NAM, the modified complex-wide fee schedule described above will also impact the sub-advisory fees to be collected by Gateway.) The Board Members further noted that all of Gateway’s senior management staff will continue to serve in their current capacities following the Gateway Transaction. The Board Members noted that the investment team is expected to remain in place under extended-term employment agreements. The Board Members considered and are familiar with such personnel’s qualifications, skills and experience. Further, the Board Members noted that changes to Gateway’s infrastructure relevant to the services provided to the Nuveen Gateway Funds were not planned or anticipated. New Gateway will continue to operate as a separate, stand-alone registered investment adviser, independent from Natixis GAM’s other investment management affiliates. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent, or quality of sub-advisory services provided to the Nuveen Gateway Funds. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Nuveen Gateway Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Nuveen Gateway Funds. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Nuveen Gateway Funds’ transactions with affiliated persons. The Board Members noted Gateway’s representations that it will implement policies and procedures to prevent trading with affiliated firms on behalf of the Nuveen Gateway Funds, but does not expect the foregoing to have any impact as the firms that will be affiliated with New Gateway generally are not common trading partners used for those Funds. In addition to regulatory restrictions considered by the Board, the Board Members also considered whether a significant increase in assets under management could impact the management of the Nuveen Gateway Funds. While New Gateway will continue to seek increases in assets under management, due to the depth of volume in the markets its strategy operates, Gateway did not believe a significant increase in assets under management would affect its capacity to manage the Nuveen Gateway Funds. The Board Members also considered potential conflicts of interest that could arise between the Nuveen Gateway Funds and various parties to the Gateway Transaction, noting that Gateway did not believe any conflict of interest arose as a result of the Gateway Transaction.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Gateway Transaction was not expected to adversely affect the nature, quality or extent of services provided and that the expected nature, quality and extent of such services supported approval of the New Gateway Sub-Advisory Agreements.

B.	Performance of the Funds

With respect to the performance of the Nuveen Gateway Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Gateway Transaction.

In addition, the Board Members recently reviewed the Nuveen Gateway Funds’ performance at the May Meeting as described above and determined that such performance was satisfactory or better. Further, the investment policies and strategies were not expected to change as a result of the Gateway Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Gateway Sub-Advisory Agreements.

C.	Fees, Expenses and Profitability

As described in more detail above, during the annual review the Board Members considered, among other things, the management fees and expenses of the Nuveen Gateway Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. The Board also considered the sub-advisory arrangements of the Nuveen Gateway Funds. In considering the fees of Gateway at the annual review, the Board Members considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as available. The Board also noted that as Gateway is unaffiliated with Nuveen, the sub-advisory fees were the result of arms’ length negotiations. At the annual review, the Board Members determined that the Nuveen Gateway Funds’ advisory fees and expenses were reasonable. In evaluating the sub-advisory fees and profitability of Gateway under the New Gateway Sub-Advisory Agreements, the Board Members considered their prior conclusions at the annual review and whether the sub-advisory fees or other expenses would change as a result of the Gateway Transaction. As noted, the sub-advisory fee schedules under each New Gateway Sub-Advisory Agreement are the same as those of the Original Gateway Sub-Advisory Agreement relating to the same Nuveen Gateway Fund. Based on information provided, the Board does not anticipate that the Gateway Transaction will have any effect on the Nuveen Gateway Funds’ expense ratios. In light of the foregoing and taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, the Board determined that the sub-advisory fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Gateway Transaction on Gateway’s profitability, at the recent annual review, the Board Members were satisfied that the level of profitability for its sub-advisory activities was reasonable. As noted, there is no change to the sub-advisory fee schedule for the Nuveen Gateway Funds. Further, as New Gateway will continue to operate as an autonomous organization, separate and distinct from Natixis GAM’s other investment management affiliates, no economies of scale relating to the provision of sub-advisory services to the Nuveen Gateway Funds are anticipated in connection with the Gateway Transaction. Based on their review and given their considerations at the annual review, the Board Members were satisfied that Gateway’s level of profitability for its sub-advisory activities continues to be reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

As noted, New Gateway will continue to operate as an autonomous entity, separate from other Natixis GAM’s other investment management affiliates. Accordingly economies of scale were not anticipated to be achieved in connection with the Gateway Transaction. In addition, the Board Members have been cognizant of the benefits from economies of scale and considered the breakpoint schedule in the New Gateway Sub-Advisory Agreements. In addition, as described above, the Board has also adopted a complex-wide fee arrangement to provide additional savings for shareholders as assets in the complex grow. At the July Meeting, the Board recently approved a modified complex-wide fee schedule as described above under Board Considerations, Section II, Paragraph D: “Approval of the New Investment Management

Agreements and New Sub-Advisory Agreements—Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.” Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.	Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that Gateway may receive as a result of its relationship with the Nuveen Gateway Funds. As the policies and operations of Gateway are not anticipated to change significantly after the Gateway Transaction, such indirect benefits should remain after the Transaction. In this regard, the Board Members considered, among other things, whether Gateway received any benefits from soft dollar arrangements. The Board has noted that, while Gateway may select brokers that provide it with research services, it is Gateway’s current practice not to receive soft dollar credits in connection with trades executed for the Nuveen Gateway Funds it advises but it may seek to do so in the future. The Board Members further considered any additional indirect benefits to be received by Gateway or its affiliates after the Transaction. The Board Members noted that it was not expected that Natixis GAM would receive any direct benefits from the Nuveen Gateway Funds as a result of the Gateway Transaction. Gateway does not currently trade securities for the Nuveen Gateway Funds with any affiliate of Gateway or Natixis GAM and has represented that it has no intention to do so in the future. Other than Gateway’s sub-advisory relationship with the Nuveen Gateway Funds, Gateway and Natixis GAM have no other current or anticipated relation with the Funds.

F.	Other Considerations

In addition to the factors above, the Board Members also considered the following:

•	the Nuveen Gateway Funds would not incur any costs in seeking the necessary shareholder approvals for the New Gateway Sub-Advisory Agreements;

•	the reputation, financial strength and resources of Natixis GAM; and

•	the philosophy of Natixis GAM to permit Gateway to continue to operate independently permitting Gateway to manage the Nuveen Gateway Funds in the same manner as currently done.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Gateway Sub-Advisory Agreements are fair and reasonable, that the sub-advisory fees therein are reasonable in light of the services to be provided to each Nuveen Gateway Fund and that the New Gateway Sub-Advisory Agreements be approved and recommended to shareholders.

4.	Election of Board Members by Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income which are holding their Annual Meeting of shareholders:

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

(a)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale and Stone have been designated as Class I Board Members, and as nominees for election as Board Members at this year’s Annual Meeting of shareholders for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter and Kundert are current and continuing Board Members. Board Members Hunter and Kundert have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

(b)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

The other Funds described in this proxy statement are not holding their annual meeting of shareholders and are not electing Board Members at this Meeting.

For each Fund electing directors, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

All of the Board Member nominees were last elected to Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income Boards at the annual meeting of shareholders for each Fund held on November 14, 2006, with the exception of Ms. Stone. In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund’s Board by a third party search firm who received Ms. Stone’s name from an Independent Board Member (as defined below).

Other than Mr. Schwertfeger, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member; Lead Independent Director	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	176	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	176	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Length of Service: Since 1996	Chairman, Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Director, Chair of the Finance Committee and Member of the Audit Committee of Premier Health Partners, the not-for-profit parent company of Miami Valley Hospital; Vice President of the Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum which promotes cooperation on economic development issues; formerly, Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominee who is an interested person of the Fund

Timothy R. Schwertfeger(2) 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board and Board Member	Term: Annual Length of Service: Since 1996	Director (since 1996) and Non-Executive Chairman (since July 1, 2007), formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc.; formerly, Director and Chairman of Nuveen Investments, LLC, Nuveen Asset Management, and Rittenhouse Asset Management, Inc.; formerly, Chairman of Nuveen Investments Advisers, Inc. (2002-2007); formerly, Chief Executive Officer, NWQ Holdings, LLC; formerly, Director (1996-2006) of Institutional Capital Corporation; formerly, Director (1992-2004) and Chairman (1996-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	176	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer (until July 2, 2007) and director of each Fund’s adviser.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

For each Fund electing Board Members, the dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen Funds overseen by the Board Member as of December 31, 2006 is set forth in Appendix A. For each Fund, the number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2006 is set forth in Appendix A. On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by NAM (including shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

Compensation

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

For each Fund electing Board Members, the table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2006. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

Aggregate Compensation from the Funds(1)(3)
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone(2)

Floating Rate	$3,064	$2,841	$1,670	$1,664	$2,370	$2,089	$1,086
Floating Rate Income Opportunity	1,843	1,709	1,005	1,001	1,426	1,257	654
Tax-Advantaged Floating Rate	793	767	608	621	809	619	130
Senior Income	1,157	1,072	630	628	894	789	412
Total Compensation from Nuveen Funds Paid to Board Members	177,099	180,111	146,018	144,759	171,879	148,510	—

(1)	For all Funds, except , aggregate compensation numbers are based on the compensation schedule in effect prior to January 1, 2007. For , aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2007.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007.

(3)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Floating Rate	$371	$585	$1,670	$1,664	$2,370	$1,041	$—
Floating Rate Income Opportunity	223	352	1,005	1,001	1,426	626	—
Tax-Advantaged Floating Rate	128	204	608	621	809	388	—
Senior Income	140	221	630	628	894	392	—

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen until December 31, 2006. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix K.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix K.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix K.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair and William J. Schneider are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix L. The number of audit committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix K.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix K.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The number of regular quarterly meetings and special meetings held by the Board of each Fund electing Board Members during the Fund’s last fiscal year is shown in Appendix K. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information as of July 31, 2007 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Assistant Secretary, Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC (since 2006); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999).	119
Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 (9/22/63)	Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2005), formerly, Vice President, formerly, Assistant Vice President of Nuveen Investments, LLC; Chartered Financial Analyst.	176
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), formerly, Vice President (1993-2004) of Nuveen Investments, LLC.	119
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002), formerly Assistant Vice President, formerly, Associate of Nuveen Investments, LLC.	176
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term: Annual Length of Service: Since 1999	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investments Management Company, LLC. (since 2002); Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc.; and Symphony Asset Management LLC; Treasurer (since 2006), Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC; formerly, Vice President and Treasurer (from 1999 to 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; formerly, Managing Director (2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176
William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term: Annual Length of Service: Since 1995	Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); formerly, Managing Director (from 2001 to 2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	176
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz, P.C.	176
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	176

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	176
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management (since 2007); Vice President and Assistant General Counsel, Nuveen Investments (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (since 1997).	176

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), prior thereto, Credit Analyst of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst	176

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee.

5.  Ratification of Independent Registered Public Accounting Firm

The Independent Board Members of each Fund’s Board, except Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Core Equity Alpha, Global Government, Global Value, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth, have [unanimously] selected Ernst & Young LLP as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The Independent Board Members of Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Core Equity Alpha, Global Government, Global Value, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth’s Board, have [unanimously] selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The selection of the independent registered public accounting firm for each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of each independent registered public accounting firm will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements, and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of four Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix L. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The members of the committee are:
Robert P. Bremner
Jack B. Evans (financial expert)
David J. Kundert
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Floating Rate	$62,471	$63,484	$0	$0	$0	$0	$800	$0	$5,400	$0	$1,550	$1,650	$0	$0
Floating Rate Income Opportunity	44,864	45,923	0	0	0	0	800	0	5,400	0	1,550	1,650	0	0
Tax-Advantaged Floating Rate	21,500	22,700	0	0	0	0	800	0	5,400	0	1,550	1,650	0	0
Senior Income	30,665	36,092	0	0	0	0	800	0	5,400	0	6,300	6,750	0	0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006

Real Estate	$19,000	$21,000	$0	$0	$0	$0	$1,014	$800	$4,950	$5,400	$3,750	$3,950	$0	$0
Diversified Dividend	27,000	29,000	0	0	0	0	829	800	4,950	5,400	900	950	0	0
Equity Premium	17,500	16,367	0	0	0	0	0	0	2,250	2,450	0	0	0	0
Equity Premium Advantage	26,000	20,019	0	0	0	0	0	0	2,250	2,450	0	0	0	0
Equity Premium Income	29,045	24,959	0	0	0	0	0	932	2,250	2,450	0	0	0	0
Equity Premium Opportunity	37,396	36,207	0	0	0	0	0	932	2,250	2,450	0	0	0	0
Quality Preferred	18,494	19,977	0	0	0	0	2,386	800	4,950	5,400	3,750	3,950	0	0
Quality Preferred 2	28,211	30,313	0	0	0	0	3,823	800	4,950	5,400	3,750	3,950	0	0
Quality Preferred 3	11,795	12,710	0	0	0	0	1,393	800	4,950	5,400	3,750	3,950	0	0
Total Return	21,600	23,000	0	0	0	0	822	800	4,950	5,400	900	1,550	0	0
Global Government	N/A	37,700	N/A	0	N/A	0	N/A	0	N/A	3,500	N/A	0	N/A	0
Global Value	N/A	32,000	N/A	0	N/A	0	N/A	0	N/A	2,450	N/A	0	N/A	0
Multi-Strategy Income	19,502	20,731	0	0	0	0	4,731	1,425	4,950	4,950	3,750	3,950	0	0
Multi-Strategy Income 2	23,698	25,269	0	0	0	0	4,307	1,425	4,950	4,950	3,750	3,950	0	0
Core Equity Alpha(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Multi-Currency Short-Term(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Advantaged Dividend Growth(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $428,700 in 2006 and $404,075 in 2005.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

(5)	Fund commenced operations on , .

(6)	Fund commenced operations on , .

(7)	Fund commenced operations on , .

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
	Total Non-Audit		(Engagements Related Directly		Total Non-Audit Fees Billed to
	Fees Billed		to the Operations and		Adviser and Adviser Entities
	to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Floating Rate	$2,350	$1,650	$5,400	$0	$0	$0	$7,750	$1,650
Floating Rate Income Opportunity	2,350	1,650	2,200	0	0	0	4,550	1,650
Tax-Advantaged Floating Rate	2,350	1,650	2,200	0	0	0	4,550	1,650
Senior Income	7,100	6,750	5,400	0	0	0	12,500	6,750

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

Real Estate	$4,764	$4,750	$4,950	$5,400	$0	$0	$9,714	$10,150
Diversified Dividend	1,729	1,750	4,950	5,400	0	0	6,679	7,150
Equity Premium	0	0	2,250	2,450	0	0	2,250	2,450
Equity Premium Advantage	0	0	2,250	2,450	0	0	2,250	2,450
Equity Premium Income	46	932	2,250	2,450	0	0	2,296	3,382
Equity Premium Opportunity	49	932	2,250	2,450	0	0	2,299	3,382
Quality Preferred	6,136	4,750	4,950	5,400	0	0	11,086	10,150
Quality Preferred 2	7,573	4,750	4,950	5,400	0	0	12,523	10,150
Quality Preferred 3	5,143	4,750	4,950	5,400	0	0	10,093	10,150
Total Return	1,722	2,350	4,950	5,400	0	0	6,672	7,750

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

Global Government	$ N/A	$0	$ N/A	$3,500	$ N/A	$0	$ N/A	$3,500
Global Value	N/A	0	N/A	2,450	N/A	0	N/A	2,450
Multi-Strategy Income	8,481	5,375	4,950	4,950	0	0	13,431	10,325
Multi-Strategy Income 2	8,057	5,375	4,950	4,950	0	0	13,007	10,325
Core Equity Alpha(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Multi-Currency Short-Term(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Advantaged Dividend Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Fund commenced operations on , .

(2)	The Fund commenced operations on , .

(3)	The Fund commenced operations on , .

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR ratification of the selection of the independent registered public accounting firm.

Additional Information

Information about the Underwriter for Real Estate

Nuveen Investments, LLC (the “Underwriter”), located at 333 West Wacker Drive, Chicago, Illinois 60606, will serve as the principal underwriter for Real Estate in connection with the Fund’s secondary offering. The Underwriter is a wholly-owned subsidiary of Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. [To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.]

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than          , 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the 2008 annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than          , 2008 nor prior to          , 2008.

To be considered for presentation at the annual meeting of shareholders of the Funds, except Floating Rate, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate and Senior Income, to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 2, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 16, 2008 nor prior to January 1, 2008.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen for the Funds having a special meeting of shareholders, except that the expenses for the Nuveen Gateway Funds will be paid 50% by Nuveen and 50% by Gateway. For those Funds having an annual meeting of shareholders, the expenses will be paid 50% by Nuveen and 50% by the Funds (allocated among the Funds based on relative net assets), except that the costs borne by any Fund will not exceed the amount it would have borne if it were holding an annual meeting and the only item on the agenda was the election of Board Members. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $14,000 per Fund plus reasonable expenses, which costs will be borne by Nuveen.

Fiscal Year

The last fiscal year end for each of the Funds is as follows: December 31, 2006 for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Total Return, Global Government, Global Value, Multi-Strategy Income and Multi-Strategy Income 2; June 30, 2007 for Tax-Advantaged Floating Rate; and July 31, 2007 for Floating Rate, Floating Rate Income Opportunity and Senior Income. Core Equity Alpha, Multi-Currency Short-Term and Tax-Advantaged Dividend Growth’s first fiscal year end will be December 31, 2007.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
                    , 2007

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund electing Board Members and in all Nuveen funds overseen by the Board Member as of December 31, 2006.

Dollar Range of Equity Securities(1)

					Aggregate Dollar Range of Equity Securities
					in all Registered Investment Companies
		Floating Rate	Tax-Advantaged		Overseen by Board Member Nominees in
Board Member Nominees/Board Members	Floating Rate	Income Opportunity	Floating Rate	Senior Income	Family of Investment Companies

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$10,001-50,000	$0	$0	$50,001-100,000	Over $100,000
William C. Hunter	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$50,001-100,000	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	Over $100,000
Carole E. Stone(2)	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	Over $100,000	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds electing Board Members and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen Funds prior to her being appointed as a Board Member.

The following table sets forth, for each Board Member and for the Board Members and Officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and Officer.

Fund Shares Owned By Board Members and Officers(1)

		Floating Rate
Board Member	Floating	Income	Tax-Advantaged	Senior	Real	Diversified	Equity	Equity Premium	Equity Premium	Equity Premium	Quality
Nominees/Board Members	Rate	Opportunity	Floating Rate	Income	Estate	Dividend	Premium	Advantage	Income	Opportunity	Preferred

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	13,200	0	0	0	0	0
Jack B. Evans	1,600	0	0	10,000	1,100	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0		0	0	0	0
William J. Schneider	0	4,800	0	0	0	650	5,600	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	1,532	0	0	0	285	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	49,000	25,000	0	0	0	0	0	0
All Board Members and Officers as a Group	1,600	4,800	0	59,000	26,514	16,752	5,600	0	370	285	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to being appointed as a Board Member.

Fund Shares Owned By Board Members and Officers(1)
Board Member	Quality	Quality	Total	Global	Global	Multi-Strategy	Multi-Strategy	Core Equity	Multi-Currency	Tax-Advantaged
Nominees/Board Members	Preferred 2	Preferred 3	Return	Government	Value	Income	Income 2	Alpha(3)	Short-Term(3)	Dividend Growth(3)

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	12,500	0	0	3,500	0	0	0	0
Jack B. Evans	4,400	0	0	0	0	2,000	0	0	0	0
William C. Hunter	0	0	3,675	0	0		0	0	0	0
David J. Kundert	0	0	0	0	0		0	0	0	0
William J. Schneider	0	7,500	0	500	0	1,000	0	0	0	0
Judith M. Stockdale	0	0	0	250	0		435	0	0	0
Carole E. Stone(2)	0	0	0	0	0		0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	50,000	0	71,032	0	0	279	0	0	0	0
All Board Members and Officers as a Group	54,400	7,500	87,507	750	900	7,779	435	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to being appointed as a Board Member.

(3)	Core Equity Alpha, Multi-Currency Short-Term and Tax Advantaged Dividend Growth commenced operations in 2007.

Appendix B

Dates Relating to Original Investment
Management Agreements

Date Original
		Date Original	Investment Management
		Investment Management	Agreement was
	Date of Original	Agreement was	Last Approved
	Investment Management	Last Approved	for Continuance
Fund	Agreement	by Shareholders	by Board

Floating Rate	July 28, 2005	July 26, 2005	May 21, 2007
Floating Rate Income Opportunity	July 28, 2005	July 26, 2005	May 21, 2007
Tax-Advantaged Floating Rate	July 28, 2005	July 26, 2005	May 21, 2007
Senior Income	July 28, 2005	July 26, 2005	May 21, 2007
Real Estate	July 28, 2005	July 26, 2005	May 21, 2007
Diversified Dividend	July 28, 2005	July 26, 2005	May 21, 2007
Equity Premium	November 2, 2005	November 16, 2005	May 21, 2007
Equity Premium Advantage	July 28, 2005	May 24, 2005	May 21, 2007
Equity Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Equity Premium Opportunity	July 28, 2005	July 26, 2005	May 21, 2007
Quality Preferred	July 28, 2005	July 26, 2005	May 21, 2007
Quality Preferred 2	July 28, 2005	July 26, 2005	May 21, 2007
Quality Preferred 3	July 28, 2005	July 26, 2005	May 21, 2007
Total Return	July 28, 2005	July 26, 2005	May 21, 2007
Global Government	May 11, 2006	June 26, 2006	May 21, 2007
Global Value	May 26, 2006	July 21, 2006	May 21, 2007
Multi-Strategy Income	July 28, 2005	July 26, 2005	May 21, 2007
Multi-Strategy Income 2	July 28, 2005	July 26, 2005	May 21, 2007
Core Equity Alpha	January 25, 2007	March 26, 2007	N/A
Multi-Currency Short-Term	April 4, 2007	April 24, 2007	N/A
Tax-Advantaged Dividend Growth	April 4, 2007	June 21, 2007	N/A

B-1

Appendix C

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this [     ] day of [     ], by and between <NAME OF FUND>, a <ENTITY’S STATE OF ORGANIZATION> (the “Fund”), and NUVEEN ASSET MANAGEMENT, a Delaware corporation (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.	The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.	For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.	The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)	Rate

<SCHEDULE>

B.	The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to an annual fee schedule that results in the following effective Complex-Level Fee rate at each specified Complex-Level Asset level:

Complex-Level Asset Breakpoint Level	Effective Rate at Breakpoint Level
($ million)	(%)

55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.	“Eligible Funds”, for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.	For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.	The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.	Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.	The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.	The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

6.A.	The Fund may use the name “Nuveen” or any other name derived from the name “Nuveen” only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall remain affiliated with Nuveen and shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by amendment of its agreement and declaration of trust if necessary) cease to use any name derived from the name “Nuveen” or otherwise connected with the Adviser or with any organization that shall have succeeded to the Adviser’s business as investment adviser.*

7.	This Agreement shall continue in effect until [August 1, 2008], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.	Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.	The Fund’s Declaration of Trust is on file with the Secretary of the <ENTITY’S STATE OF ORGANIZATION>. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.	This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of <ENTITY’S STATE OF ORGANIZATION>) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

<NAME OF FUND>

by:
[Title]

Attes	t:
[Title]

NUVEEN ASSET MANAGEMENT

by:
[Title]

Attes	t:
[Title]

* Paragraph only applicable to JCE, JTD and JGT

Appendix D

Complex-Level Fee Rates(1)

Complex Daily Net Assets	Effective Rate at Complex
Breakpoint Level	Daily Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

Fund-Level Fee Rates, Aggregate Management
Fees Paid and Net Assets

			Fees Paid to
	Fund Average		the Adviser During	Net Assets
Fund	Daily Net Assets	Fee Rate	Last Fiscal Year	as of 6/30/07

Floating Rate	For the first $500 million	0.6500%	$8,768,994	$1,060,504,050
	For the next $500 million	0.6250%
	For the next $500 million	0.6000%
	For the next $500 million	0.5750%
	For net assets $2 billion and over	0.5500%

			Fees Paid to
	Fund Average		the Adviser During	Net Assets
Fund	Daily Net Assets	Fee Rate	Last Fiscal Year	as of 6/30/07

Floating Rate Income Opportunity	For the first $500 million	0.6500%	$5,323,567	$638,211,629
	For the next $500 million	0.6250%
	For the next $500 million	0.6000%
	For the next $500 million	0.5750%
	For net assets $2 billion and over	0.5500%
Tax-Advantaged Floating Rate	For the first $500 million	0.7000%	$2,269,670	$479,932,826
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

			Fees Paid to
	Fund Average		the Adviser During	Net Assets
Fund	Daily Net Assets	Fee Rate	Last Fiscal Year	as of 6/30/07

Senior Income	For the first $1 billion	0.6500%	$3,354,750	$299,667,790
	For the next $1 billion	0.6375%
	For the next $3 billion	0.6250%
	For the next $5 billion	0.6000%
	For net assets $10 billion and over	0.5750%

Real Estate	For the first $500 million	0.7000%	$8,025,811	$880,658,806
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Diversified Dividend	For the first $500 million	0.7000%	$4,431,727	$492,741,339
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Equity Premium	For the first $500 million	0.6800%	$2,756,479	$330,426,664
	For the next $500 million	0.6550%
	For the next $500 million	0.6300%
	For the next $500 million	0.6050%
	For net assets $2 billion and over	0.5800%
Equity Premium Advantage	For the first $500 million	0.7000%	$4,220,057	$482,546,905
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%
Equity Premium Income	For the first $500 million	0.7000%	$6,248,742	$721,740,388
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%
Equity Premium Opportunity	For the first $500 million	0.7000%	$10,525,224	$1,238,764,985
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

			Fees Paid to
	Fund Average		the Adviser During	Net Assets
Fund	Daily Net Assets	Fee Rate	Last Fiscal Year	as of 6/30/07

Quality Preferred	For the first $500 million	0.7000%	$11,584,235	$1,296,201,228
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Quality Preferred 2	For the first $500 million	0.7000%	$21,193,520	$2,449,409,212
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Quality Preferred 3	For the first $500 million	0.7000%	$4,420,593	$482,507,926
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Total Return	For the first $500 million	0.7000%	$4,157,269	$417,527,681
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Global Government	For the first $500 million	0.7000%	$806,841	$173,523,582
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Global Value	For the first $500 million	0.8000%	$1,596,320	$400,082,926
	For the next $500 million	0.7750%
	For the next $500 million	0.7500%
	For the next $500 million	0.7250%
	For net assets $2 billion and over	0.7000%

Multi-Strategy Income	For the first $500 million	0.7000%	$17,864,558	$2,101,325,372
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

			Fees Paid to
	Fund Average		the Adviser During		Net Assets
Fund	Daily Net Assets	Fee Rate	Last Fiscal Year		as of 6/30/07

Multi-Strategy Income 2	For the first $500 million	0.7000%	$24,449,422		$2,941,456,275
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%

Core Equity Alpha	For the first $500 million	0.7500%	$0	*	$308,609,842
	For the next $500 million	0.7250%
	For the next $500 million	0.7000%
	For the next $500 million	0.6750%
	For net assets $2 billion and over	0.6500%
Multi-Currency Short-Term	For the first $500 million	0.7000%	$0	**	$858,237,809
	For the next $500 million	0.6750%
	For the next $500 million	0.6500%
	For the next $500 million	0.6250%
	For net assets $2 billion and over	0.6000%
Tax-Advantaged Dividend Growth	For the first $500 million	0.8000%	$0	***	$271,728,879
	For the next $500 million	0.7750%
	For the next $500 million	0.7500%
	For the next $500 million	0.7250%
	For net assets $2 billion and over	0.7000%

*	The Fund commenced operations on , 2007 and therefore did not pay any fees to the Adviser during the last fiscal year.

**	The Fund commenced operations on , 2007 and therefore did not pay any fees to the Adviser during the last fiscal year.

***	The Fund commenced operations on , 2007 and therefore did not pay any fees to the Adviser during the last fiscal year.

(1) Prior to August 20, 2007, the complex-level fee rates were based on the following schedule:

Complex Daily Net Assets	Effective Rate at Complex
Breakpoint Level	Daily Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1698%
$125 billion	0.1617%
$200 billion	0.1536%
$250 billion	0.1509%
$300 billion	0.1499%

Appendix E

Officers and Directors of Nuveen Asset Management (“NAM”)

Name	Principal Occupation

John P. Amboian	Chief Executive Officer, President, and Director of Nuveen Investments, Inc. and Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.
Peter H. D’Arrigo	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Assistant Treasurer of NWQ Investments Management Company, LLC; Treasurer of Santa Barbara Asset Management, LLC; Vice President and Treasurer of funds in Nuveen Fund complex.
William M. Fitzgerald	Managing Director of Nuveen Asset Management; Vice President of Nuveen Investments Advisers Inc.; Vice President of funds in Nuveen fund complex.
Sherri A. Hlavacek	Vice President and Corporate Controller of Nuveen Asset Management, Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Institutional Services Group LLC and Nuveen Investments Holdings, Inc.
Mary E. Keefe	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, and Nuveen Investments Advisers Inc.; and Chief Compliance Officer of Symphony Asset Management LLC, Santa Barbara Asset Management LLC, HydePark Investment Strategies, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.
John L. MacCarthy	Senior Vice President and Secretary of Nuveen Investments, Inc.; Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management LLC and Santa Barbara Asset Management, LLC.
Larry W. Martin	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc.; NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management and Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of funds in Nuveen fund complex.

E-1

Name	Principal Occupation

Kevin J. McCarthy	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President and Secretary of funds in Nuveen fund complex.
Timothy R. Schwertfeger	Director and Non-Executive Chairman of Nuveen Investments, Inc.; Chairman of the Board and Board Member of funds in Nuveen fund complex.
Glenn R. Richter	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.
Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC and Nuveen Asset Management; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc.; Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

E-2

Appendix F

Dates Relating to Sub-Advisory Agreements

Date Original
			Date Original	Sub-Advisory
			Sub-Advisory	Agreement(s)
			Agreement(s)	was/were Last
		Date of Original	was/were Last	Approved for
		Sub-Advisory	Approved by	Continuance
Fund	Sub-Adviser	Agreement(s)	Shareholders	by Board

Floating Rate	Symphony	July 28, 2005	July 26, 2005	May 21, 2007

Floating Rate Income Opportunity	Symphony	July 28, 2005	July 26, 2005	May 21, 2007

Tax-Advantaged Floating Rate	Spectrum	July 28, 2005	July 26, 2005	May 21, 2007

Senior Income	Symphony	July 28, 2005	July 26, 2005	May 21, 2007

Real Estate	Security Capital	July 28, 2005	July 26, 2005	May 21, 2007

Diversified Dividend	NWQ, Security Capital, Symphony and Wellington	July 28, 2005	July 26, 2005	May 21, 2007

Equity Premium	Gateway	November 16, 2005		May 21, 2007

Equity Premium Advantage	Gateway	April 18, 2005		May 21, 2007

Equity Premium Income	Gateway	July 28, 2005	July 26, 2005	May 21, 2007

Equity Premium Opportunity	Gateway	July 28, 2005	July 26, 2005	May 21, 2007

Quality Preferred	Spectrum	July 28, 2005	July 26, 2005	May 21, 2007

Quality Preferred 2	Spectrum	July 28, 2005	July 26, 2005	May 21, 2007

Quality Preferred 3	Spectrum	July 28, 2005	July 26, 2005	May 21, 2007

Total Return	NWQ and Symphony	July 28, 2005	July 26, 2005	May 21, 2007

Global Government	None

Global Value	Tradewinds	July 20, 2006

Multi-Strategy Income	Spectrum, Symphony and Tradewinds	July 28, 2005	July 26, 2005	May 21, 2007 May 21, 2007

Multi-Strategy Income 2	Spectrum, Symphony and Tradewinds	July 28, 2005	July 26, 2005	May 21, 2007 May 21, 2007

Core Equity Alpha	INTECH	March 26, 2007

Multi-Currency Short-Term	None

Tax-Advantaged Dividend Growth	NWQ and SBAM	June 25, 2007 June 19, 2007

F-1

Appendix G

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this [     ] day of [     ] by and between Nuveen Asset Management, a Delaware corporation and a federally registered investment adviser (“Manager”), and <NAME OF SUB-ADVISER>, (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the <NAME OF FUND> (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)	will monitor the pricing of option contracts each day on which the Fund calculates a net asset value, to determine whether market movements between 4:00 p.m. and 4:15 p.m. indicate that it is necessary for the Fund to determine a fair value of such option contracts and will promptly notify the Manager of such evaluation provided that, this provision is not intended to limit the Sub-Adviser’s responsibility to promptly notify the Manager of market or security-specific events that have come to the attention of the Sub-Adviser, that could call into question the validity of the pricing of one or more securities in the Fund’s portfolio; and

e)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)	The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.	*Representations of Manager. Manager hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.	*Representations of Sub-Adviser. Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to <TYPE OF PREFERRED> Shares and the principal amount of any borrowings) in accordance with the following schedule from the date hereof through [August 1, 2008]:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate

<SCHEDULE>

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-adviser, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

[Investment Restrictions.  During the term of this Agreement, the Sub-Adviser will not invest in common stock issued by Nuveen Investments, Inc., CUSIP 67090F106.]*

7.	Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. [<SUB-ADVISER> shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager’s code of ethics, unless specifically adopted by <SUB-ADVISER>.]*

8.	Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until [August 1, 2008] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10.	<NAME OF SUB-ADVISER> Name. Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.***

11.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:

<NAME OF MANAGER
ADDRESS OF MANAGER
ATTN:>

If to the Sub-Adviser:

<NAME OF SUB-ADVISER
ADDRESS OF SUB-ADVISER
ATTN:>

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606
Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

12.	Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

13.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

<NAME OF MANAGER>,	<NAME OF SUB-ADVISER>

By:	By:

Title:	Title:

*	Sections 3 & 4 are specific to JCE, JGT and JTD

**	Bracketed sentence applicable to JCE contract only.

***	Paragraph specific to sub-advisers who are not affiliates of Nuveen Investments, Inc.

Appendix H

Brokerage Commissions Paid to Spectrum

During Last Fiscal Year

	Aggregate Amount of Brokerage	Percentage of Aggregate
	Commissions Paid to	Brokerage Commissions Paid to
Fund	Spectrum	Spectrum

Tax-Advantage Floating Rate	$49,781	2.29%
Multi-Strategy Income 2	442,168	20.31%
Quality Preferred	422,944	19.43%
Quality Preferred 2	778,006	35.74%
Quality Preferred 3	204,882	9.41%
Multi-Strategy Income	279,125	12.82%

	2,176,905	100.00%

H-1

Appendix I

Sub-Advisory Fee Rates and
Aggregate Sub-Advisory Fees Paid

			Percentage of
		Average Daily	the NAM
		Net Assets of	Advisory Fee	Fees Paid to the
		Fund Managed	Paid to	Sub-Adviser During	Net Assets
Fund	Sub-Adviser	by Sub-Adviser	Sub-Adviser	Last Fiscal Year	as of 6/30/07

Floating Rate	Symphony	Up to $125 million	50.0%	$2,201,947	$1,060,504,050
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Floating Rate Income	Symphony	Up to $125 million	50.0%	$1,436,550	$638,211,629
Opportunity		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Tax-Advantaged	Spectrum	Up to $125 million	50.0%	$750,351	$479,932,826
Floating Rate		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Senior Income	Symphony	Up to $125 million	50.0%	$1,164,657	$299,667,790
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Real Estate	Security Capital	Up to $125 million	50.0%	$2,222,559	$880,658,806
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Diversified Dividend	NWQ	Up to $200 million	55.0%	$419,934	$492,741,339
		$200 million to $300 million	52.5%
		$300 million and over	50.0%
	Security Capital	Up to $200 million	55.0%	$439,466
		$200 million to $300 million	52.5%
		$300 million and over	50.0%
	Symphony	Up to $125 million	50.0%	$307,061
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

	Wellington	Up to $125 million	50.0%	$327,445
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

			Percentage of
		Average Daily	the NAM
		Net Assets of	Advisory Fee	Fees Paid to the
		Fund Managed	Paid to	Sub-Adviser During	Net Assets
Fund	Sub-Adviser	by Sub-Adviser	Sub-Adviser	Last Fiscal Year	as of 6/30/07

Equity Premium	Gateway	Up to $200 million	55.0%	$2,172,555	$721,740,388
Income		$200 million to $300 million	52.5%
		$300 million and over	50.0%

Equity Premium	Gateway	Up to $200 million	55.0%	$3,586,207	$1,238,764,985
Opportunity		$200 million to $300 million	52.5%
		$300 million and over	50.0%

Quality Preferred	Spectrum	Up to $125 million	50.0%	$3,008,973	$1,296,201,228
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Quality Preferred 2	Spectrum	40.0% of the advisory fee paid to NAM for its services to the Fund	40.0%	$5,235,428	$2,449,409,212

Quality Preferred 3	Spectrum	Up to $500 million	40.0%	$1,130,149	$482,507,926
		Over $500 million	35.0%

Total Return	NWQ	Up to $200 million	55.0%	$1,156,167	$417,527,681
		$200 million to $300 million	52.5%
		$300 million and over	50.0%
	Symphony	Up to $125 million	50.0%	$243,627
		$125 million to $150 million	47.5%
		$150 million to $175 million	45.0%
		$175 million to $200 million	42.5%
		$200 million and over	40.0%

Global Government	None				$173,523,582

Multi-Strategy Income	Spectrum	Up to $500 million	40.0%	$2,292,151	$2,101,325,372
		Over $500 million	35.0%
	Symphony(1)	Up to $125 million	52.5%	$673,907
	(income portion)	$125 million to $150 million	50.0%
		$150 million to $175 million	47.5%
		$175 million to $200 million	45.0%
		$200 million and over	42.5%
	Symphony(1)	Up to $125 million	55.0%

(1)	The Percentage of the Advisory Fee Paid to Sub-Adviser above reflects rates effective as of , 2007. Prior to , 2007, Symphony managed a smaller amount of each Fund’s assets and the following rates were in effect:

Average Daily Net Assets	Percentage of the NAM
of Fund Managed by	Advisory Fee Paid to
Sub-Adviser	Sub-Adviser

Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 millions	42.5%
$200 million and over	40.0%

		Average Daily	Percentage of	Fees Paid to
		Net Assets of	the NAM Advisory Fee	the
		Fund Managed	Paid to	Sub-Adviser During	Net Assets
Fund	Sub-Adviser	by Sub-Adviser	Sub-Adviser	Last Fiscal Year	as of 6/30/07

	(equity portion)	$125 million to $150 million	52.5%
		$150 million to $175 million	50.0%
		$175 million to $200 million	47.5%
		$200 million and over	45.0%
	Tradewinds	Up to $200 million	55.0%	$ [ ]
		$200 million to $300 million	52.5%
		$300 million and over	50.0%

Multi-Strategy	Spectrum	Up to $500 million	40.0%	$3,046,001	$2,941,456,275
Income 2		Over $500 million	35.0%
	Symphony(1)	Up to $125 million	52.5%	$868,368
	(income portion)	$125 million to $150 million	50.0%
		$150 million to $175 million	47.5%
		$175 million to $200 million	45.0%
		$200 million and over	42.5%
	Symphony(1)	Up to $125 million	55.0%
	(equity portion)	$125 million to $150 million	52.5%
		$150 million to $175 million	50.0%
		$175 million to $200 million	47.5%
		$200 million and over	45.0%
	Tradewinds	Up to $200 million	55.0%	$ [ ]
		$200 million to $300 million	52.5%
		$300 million and over	50.0%

		Average Daily	Fee Rate for	Fee Paid to
		Net Assets of	Portion of Assets	the
		Fund Managed	Managed by	Sub-Adviser During		Net Assets
Fund	Sub-Adviser	by Sub-Adviser	Sub-Adviser	Last Fiscal Year		as of 6/30/07

Equity Premium	Gateway	Up to $500 million	0.3000%	$1,001,020		$ 330,426,664
		$500 million to $1 billion	0.2875%
		$1 billion to $1.5 billion	0.2750%
		$1.5 billion to $2 billion	0.2625%
		In excess of $2 billion	0.2500%

Equity Premium	Gateway	Up to $500 million	0.3000%	$1,497,943		$ 482,546,905
Advantage		$500 million to $1 billion	0.2875%
		$1 billion to $1.5 billion	0.2750%
		$1.5 billion to $2 billion	0.2625%
		In excess of $2 billion	0.2500%

Global Value	Tradewinds	Up to $500 million	0.4125%	$0	*	$ 400,082,926
		$500 million to $1 billion	0.4000%
		$1 billion to $1.5 billion	0.3875%
		$1.5 billion to $2 billion	0.3750%
		In excess of $2 billion	0.3625%

		Average Daily	Fee Rate for	Fee Paid to
		Net Assets of	Portion of Assets	the
		Fund Managed	Managed by	Sub-Adviser During		Net Assets
Fund	Sub-Adviser	by Sub-Adviser	Sub-Adviser	Last Fiscal Year		as of 6/30/07

Core Equity Alpha	INTECH	Up to $100 million	0.4000%	$0	**	$ 308,609,842
		$100 million to $250 million	0.3250%
		$250 million to $500 million	0.2750%
		$500 million to $1 billion	0.2500%
		$1 billion and over	0.2000%

Tax-Advantaged Dividend Growth	NWQ	0.3250% of the NWQ’s allocation of Fund net assets		$0	***	$ 271,728,879
	SBAM	Up to $125 million	0.4000%	$0	***
		$125 million to $250 million	0.3875%
		$250 million to $500 million	0.3750%
		$500 million to $1 billion	0.3625%
		$1 billion to $2 billion	0.3500%
		In excess of $2 billion	0.3250%

*	The Fund commenced operations on , 2007.

**	The Fund commenced operations on , 2007.

***	The Fund commenced operations on , 2007.

Fee Rates and Net Assets of Other Funds Advised by Sub-Advisers
with Similar Investment Objectives as the Sub-Advised Funds

		Fee Rate
		Fund Average Daily			Net Assets
Sub-Adviser	Similar Fund	Net Assets	Fee Rate		as of 6/30/07

Gateway	Gateway Fund	All	0.59	%(1)	$3.9 billion
	TA IDEX Protected	Up to $100 million	0.40	%(2)	$34.8 million
	Principal Stock	Over $100 million	0.375%

INTECH	Janus Aspen INTECH Risk- Managed Core Fund	All	0.26%		$16.3 million
	Janus Adviser INTECH Risk- Managed Core Fund	All	0.26%		$197.9 million
	INTECH Risk- Managed Stock Fund	All	0.26%		$562.4 million

SBAM	New Covenant	All	0.50%		$88.7 million

(1)	This fee reflects the terms of the management agreement under which Gateway is paid 0.925% of the average value of the daily net assets of the Gateway Fund minus the amount of the Gateway Fund’s expenses incurred pursuant to its distribution plan. Also under the management agreement, Gateway receives no separate fee for its transfer agency, fund accounting and other services to the Gateway Fund, and Gateway pays the Gateway Fund’s expenses of reporting to shareholders.

(2)	Gateway serves as sub-adviser to this fund.

Appendix J

Officers and Directors of Sub-Advisers

Sub-Adviser	Name	Principal Occupation

Gateway	J. Patrick Rogers President, Chief Executive Officer and Director	President and Trustee, Gateway Trust.
	Walter G. Sall Chairman and Director	Chairman and Trustee, Gateway Trust; Director, Melmedica Children’s Healthcare, Inc. until May, 2006; Director, Anderson Bank Company of Cincinnati, Ohio until January, 2007.
	Geoffrey Keenan Executive Vice President, Chief Operating Officer and Director	Vice President, Gateway Trust.
	Gary H. Goldschmidt Vice President and Chief Financial Officer	Vice President and Treasurer, Gateway Trust.
Harry E. Merriken Senior Vice President
	Paul R. Stewart Senior Vice President and Chief Investment Officer	Vice President, Gateway Trust.
	Donna M. Brown Chief Compliance Officer, General Counsel and Secretary	Secretary, Gateway Trust.
Kenneth H. Toft Vice President
Michael T. Buckius Vice President
N. Craig Bickel Vice President
INTECH	Robin C. Beery Chief Marketing Officer and Executive Working Director	Vice President of Janus Capital Group Inc. and Janus Capital Management LLC
	Gary D. Black Working Director	Chief Executive Officer and Director of Janus Capital Group Inc.
Lance V. Campbell Chief Financial Officer and Vice President
E. Robert Fernholz Chief Investment Officer, Executive Vice President and Working Director
Patricia E. Flynn Chief Compliance Officer

Sub-Adviser	Name	Principal Occupation

Robert A. Garvey Chief Executive Officer, President and Working Director
David E. Hurley Chief Operating Officer and Executive Vice President
Justin B. Wright Chief Legal Counsel, Vice President and Secretary
	John Zimmerman Working Director	Executive Vice President of Institutional Services of Janus Capital Group Inc. and Janus Capital Management LLC
NWQ	Jon D. Bosse, CFA Managing Director, Executive Committee Member, Investment Oversight Committee Member, Co-President and Chief Investment Officer
	John E. Conlin Managing Director, Executive Committee Member, Co-President and Chief Operating Officer	Board Member (since 2005), Pope Resources M.L.P.; Board Member (since 2005), Acme Communications Corporation.
Edward C. Friedel, CFA Managing Director, Executive Committee Member, Investment Oversight Committee Member
Phyllis G. Thomas, CFA Managing Director, Investment Oversight Committee Member
Michael J. Carne, CFA Managing Director
Mark A. Morris Managing Director
Mark R. Patterson, CFA Managing Director
James T. Stephenson, CFA Managing Director
David M. Stumpf, CFA, CFP Managing Director
Gregg S. Tenser, CFA Managing Director
Darren T. Peers Managing Director
Kirk Allen Managing Director

Sub-Adviser	Name	Principal Occupation

SBAM	Michael G. Mayfield President
Steven Spencer Chief Operating Officer
George M. Tharakan Director of Research
James R. Boothe Portfolio Manager
Britton C. Smith Portfolio Manager
Security Capital	Anthony R. Manno, Jr. President and Managing Director	President, Chairman and Managing Director of Security Capital Preferred Growth LLC and Director of Bulgarian American Enterprise Fund.
Kenneth D. Statz Managing Director
Kevin W. Bedell Managing Director
	Robert W. Culver Vice President	Vice President of Security Capital Preferred Growth LLC.
	Michael J. Heller Vice President, Treasurer and Controller	Treasurer of Security Capital Preferred Growth LLC.
Spectrum	Bernard M. Sussman Executive Director, Co-Chief Executive Officer and Chief Investment Officer	Executive Director, Co-Chief Executive Officer and Chief Investment Officer of Spectrum Asset Management, Inc.; Chairman of Spectrum Asset Management, Inc. Investment Committee.
	Mark A. Lieb Executive Director, Co-Chief Executive Officer and Chief Financial Officer	Executive Director, Co-Chief Executive Officer and Chief Financial Officer for Spectrum Asset Management, Inc.; Member of Spectrum Asset Management, Inc. Investment Committee.
	L. Phillip Jacoby, IV Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager of Spectrum Asset Management, Inc.; Member of Spectrum Asset Management, Inc. Investment Committee
	Lisa D. Crossley Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer of Spectrum Asset Management, Inc., Formerly Vice President and Director of Compliance, Nuveen Investments, Inc.

Sub-Adviser	Name	Principal Occupation

	Patrick G. Hurley Senior Vice President, Chief Information Officer and Risk Manager	Mr. Hurley is a member of the Spectrum Asset Management, Inc. Investment Committee.
	Joseph J. Urciuoli Senior Vice President and Director of Research	Mr. Urciuoli is a member of the Spectrum Asset Management, Inc. Investment Committee.
Symphony	Jeffery L. Skelton President; Chief Executive Officer	President and Chief Executive Officer of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.
	Neil L. Rudolph Chief Operating Officer; Chief Financial Officer	Chief Operating Officer and Chief Financial Officer of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.
	Mary E. Keefe Chief Compliance Officer	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management LLC.
	Michael J. Henman Vice President; Director of Business Development	Vice President and Director of Business Development of Symphony Asset Management LLC; Manager/Member, NetNet Ventures, LLC.
	Praveen K. Gottipalli Vice President; Director of Investments	Portfolio Manager and Manager/Member, NetNet Ventures, LLC.
	Gunther M. Stein Vice President; Director of Fixed Income Strategies	Vice President and Director of Fixed Income Strategies of Symphony Asset Management LLC; Portfolio Manager, Nuveen.
Tradewinds	Michael C. Mendez President, Managing Director	President, Managing Director of Tradewinds Global Investors, LLC (since March 2006); formerly, President and Director (2002-2006) of NWQ Investment Management Company, LLC; President and Managing Director (1999-2006), Managing Director (1992-1999) of NWQ Investment Management Company, Inc.

Sub-Adviser	Name	Principal Occupation

	David B. Iben Chief Investment Officer, Managing Director, Portfolio Manager/Analyst	Chief Investment Officer and Managing Director Portfolio Manager of Tradewinds Global Investors, LLC (since March 2006); Managing Director and Portfolio Manager (2002-2006) of NWQ Investment Management Company, LLC; Managing Director and Portfolio Manager (2000-2002) of NWQ Investment Management Company, Inc.; Chartered Financial Analyst.
	Paul J. Hechmer Managing Director, Portfolio Manager/Analyst	Managing Director, Portfolio Manager/Analyst of Tradewinds Global Investors, LLC (since March 2006); Managing Director, Portfolio Manager/Analyst (2002-2006) of NWQ Investment Management Company, LLC; Portfolio Manager/Analyst (2001-2002) of NWQ Investment Management, Inc.
	Peter L. Boardman Managing Director, Equity Analyst	Managing Director, Equity Analyst of Tradewinds Global Investors, LLC (since March 2006); Managing Director, Equity Analyst (2003-2006) of NWQ Investment Management Company, LLC.
Wellington	Kenneth L. Abrams Senior Vice President and Partner
Nicholas C. Adams Senior Vice President and Partner
Rand L. Alexander Senior Vice President and Partner
Deborah L. Allinson Senior Vice President and Partner
Steven C. Angeli Senior Vice President and Partner
James H. Averill Senior Vice President and Partner
John F. Averill Senior Vice President and Partner
Karl E. Bandtel Senior Vice President and Partner
David W. Barnard Senior Vice President and Partner
Mark J. Beckwith Senior Vice President and Partner
James A. Bevilacqua Senior Vice President and Partner

Sub-Adviser	Name	Principal Occupation

Kevin J. Blake Senior Vice President and Partner
William N. Booth Senior Vice President and Partner
John A. Boselli Senior Vice President and Partner
Michael J. Boudens Senior Vice President and Partner
Edward P. Bousa Senior Vice President and Partner
John V. Brannen Senior Vice President and Partner
Paul Braverman Senior Vice President and Partner
Robert A. Bruno Senior Vice President and Partner
Michael T. Carmen Senior Vice President and Partner
Maryann E. Carroll Senior Vice President and Partner
	William R.H. Clark Partner	Managing Director of the Sydney Branch of Wellington International Management Pte Ltd. and Hong Kong Branch of Wellington Global Investment Management, Ltd.
Cynthia M. Clarke Senior Vice President and Partner
Richard M. Coffman Senior Vice President and Partner
John DaCosta Senior Vice President and Partner
Pamela Dippel Senior Vice President and Partner
Scott M. Elliott Senior Vice President and Partner
Robert L. Evans Senior Vice President and Partner
David R. Fassnacht Senior Vice President and Partner
Lisa D. Finkel Senior Vice President and Partner
Mark A. Flaherty Senior Vice President and Partner
Hollis French Senior Vice President and Partner

Sub-Adviser	Name	Principal Occupation

Laurie A. Gabriel Senior Vice President and Partner
Ann C. Gallo Senior Vice President and Partner
Bruce L. Glazer Senior Vice President and Partner
Subbiah Gopalraman Senior Vice President and Partner
Paul J. Hamel Senior Vice President and Partner
William J. Hannigan Senior Vice President and Partner
Lucius T. Hill, III Senior Vice President and Partner
James P. Hoffman Senior Vice President and Partner
Jean M. Hynes Senior Vice President and Partner
Steven T. Irons Senior Vice President and Partner
	Mark D. Jordy Partner	Managing Director of the London Branch of Wellington Management International Ltd.
Paul D. Kaplan Senior Vice President and Partner
Lorraine A. Keady Senior Vice President and Partner
John C. Keogh Senior Vice President and Partner
George C. Lodge, Jr. Senior Vice President and Partner
Nancy T. Lukitsh Senior Vice President and Partner
Mark T. Lynch Senior Vice President and Partner
Norman L. Malcolm Senior Vice President and Partner
Mark D. Mandel Senior Vice President and Partner
Christine S. Manfredi Senior Vice President and Partner
Lucinda M. Marrs Senior Vice President and Partner

Sub-Adviser	Name	Principal Occupation

Earl E. McEvoy Senior Vice President and Partner
Matthew E. Megargel Senior Vice President and Partner
James N. Mordy Senior Vice President and Partner
Diane C. Nordin Senior Vice President and Partner
Stephen T. O’Brien Senior Vice President and Partner
Andrew S. Offit Senior Vice President and Partner
Edward P. Owens Senior Vice President and Partner
Saul J. Pannell Senior Vice President and Partner
Thomas L. Pappas Senior Vice President and Partner
Jonathan M. Payson Senior Vice President and Partner
Philip H. Perelmuter Senior Vice President and Partner
Robert D. Rands Senior Vice President and Partner
Jamie A. Rome Senior Vice President and Partner
James A. Rullo Senior Vice President and Partner
John R. Ryan Senior Vice President and Partner
Joseph H. Schwartz Senior Vice President and Partner
James H. Shakin Senior Vice President and Partner
Theodore E. Shasta Senior Vice President and Partner
Andrew J. Shilling Senior Vice President and Partner
Binkley C. Shorts Senior Vice President and Partner
Scott E. Simpson Senior Vice President and Partner
Trond Skramstad Senior Vice President and Partner

Sub-Adviser	Name	Principal Occupation

Stephen A. Soderberg Senior Vice President and Partner
Haluk Soykan Senior Vice President and Partner
Kent M. Stahl Senior Vice President and Partner
Eric Stromquist Senior Vice President and Partner
Brendan J. Swords Senior Vice President and Partner
Harriett Tee Taggart Senior Vice President and Partner
Frank L. Teixeira Senior Vice President and Partner
Perry M. Traquina Senior Vice President and Partner
Nilesh P. Undavia Senior Vice President and Partner
Kim Williams Senior Vice President and Partner
	Itsuki Yamahita Partner	Senior Management Director of the Tokyo Branch of Wellington International Management Pte Ltd.
David S. Zimble Senior Vice President and Partner

Appendix K

Number of Board and Committee Meetings
Held During Each Fund’s Last Fiscal Year

Compliance Risk
Management and
			Executive	Dividend	Regulatory		Nominating and
	Regular Board	Special Board	Committee	Committee	Oversight Committee	Audit Committee	Governance
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Committee Meeting

Floating Rate
Floating Rate Income Opportunity
Tax-Advantaged Floating Rate
Senior Income

K-1

Appendix L

Nuveen Fund Board
Audit Committee Charter

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements; (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JFR-MDP1007

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE
COMMON SHARES
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007

The Special Meeting of shareholders will be held Friday, October 12, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
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NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êETF-EQ-S-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.	☐	☐	☐

2.c.	To approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC	☐	☐	☐

d.	To approve a new sub-advisory agreement between NAM and Santa Barbara Asset Management, LLC	☐	☐	☐

5.b.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

ê	ê ETF-EQ-S-MM